EXHIBIT 32.1

                           CERTIFICATIONS PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

         In connection with the annual report of National Realty and Mortgage, Inc. (the "COMPANY") on Form 10-KSB for the year ended September 30, 2006 as filed with the SEC on the date hereof (the "REPORT"), each of the undersigned hereby certifies, in his capacity as an officer of the Company, for purposes of 18 U.S.C. ss. 1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002, that to his knowledge:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

January 16, 2007
                                            By: /s/ RICHARD ASTROM
                                               ------------------------------
                                                Richard Astrom
                                                Chief Executive Officer

January 16, 2007
                                            By: /s/ CHRISTOPHER ASTROM
                                               ------------------------------
                                               Christopher Astrom
                                               Chief Financial Officer